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                                                                   EXHIBIT 10.51

            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into to be effective as of August 13, 1999, by and among F.Y.I. Incorporated, a Delaware corporation ("F.Y.I."), the Lenders (as such term is defined in the Credit Agreement, as hereinafter defined) which are parties hereto, Paribas, a bank organized under the laws of France acting through its Chicago Branch, as agent for itself and the other Lenders (formerly "Banque Paribas," the "Agent"), and Bank of America, N.A., successor by merger to NationsBank, N.A. and Bank One, Texas, N.A., as co-agents for themselves and the other Lenders (the "Co-Agents").

                                    RECITALS

         A. F.Y.I., the Agent, the Co-Agents and certain of the Lenders entered into that certain Amended and Restated Credit Agreement dated as of February 17, 1998 (as amended by a First Amendment thereto dated as of August 3, 1998, and a Second Amendment thereto dated as of April 13, 1999, the "Credit Agreement"), pursuant to which, among other things, the Lenders agreed to make certain loans available to F.Y.I. upon the terms and conditions set forth therein;

         B. F.Y.I., the Agent, the Co-Agents and the Lenders desire to amend the Credit Agreement to increase the aggregate principal amount of the Commitments and to add Wells Fargo Bank (Texas), National Association ("New Lender") as a Lender, and in certain other respects as more fully set out herein.

                                    AGREEMENT

         NOW, THEREFORE, for and in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, F.Y.I., the Lenders, the Agent and the Co-Agents hereby agree as follows:

         1. Terms. All terms used herein which begin with an initial capital letter shall, unless otherwise expressly defined herein, have the same definitions assigned to such terms in the Credit Agreement, as modified by this Amendment.

         2. Amendment to Commitment. Effective as of the date hereof, the aggregate principal amount of the Commitments is increased from $100,000,000 to $125,000,000. The Commitment of Wells Fargo Bank (Texas), National Association shall be $25,000,000 and the Commitment of each of the other Lenders shall be unchanged hereby.

         3. Definitions.

           (1) Effective as of the date hereof, the following definition appearing in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:


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               "Commitment" means, as to any Lender, the obligation of such
            Lender to make or continue Loans and incur or participate in Letter of Credit Liabilities hereunder in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on the signature pages to the Third Amendment to this Agreement under the heading "Commitment" or, if such Lender is a party to an Assignment and Acceptance, the amount set forth in the most recent Assignment and Acceptance of such Lender, as the same may be reduced or terminated pursuant to
            Section 2.13 or 11.2, and "Commitments" means such obligations of all Lenders. As of the date of the execution of the Third Amendment to this Agreement, the aggregate principal amount of the Commitments is $125,000,000.

            (2) Effective as of the date hereof, the following additional definition is added to Section 1.1 of the Credit Agreement to appear therein in its proper alphabetical order and to read in its entirety as follows:

               "Third Amendment" means the Third Amendment to this Agreement dated as of August 13, 1999.

         4. Amendment to Section 2.2(a). Effective as of the date hereof, the first sentence of Section 2.2(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

            The Loans made by each Lender shall be evidenced by a single promissory note of F.Y.I. in substantially the form of Exhibit A to the Second Amendment payable to the order of such Lender in a principal amount equal to its Commitment (as originally in effect or as thereafter increased or decreased) and otherwise duly completed; provided, however, that the Swingline Advances made by Paribas shall be evidenced by a single promissory note of F.Y.I. in the maximum original principal amount of $1,000,000 payable to the order of Paribas in substantially the form of Exhibit D hereto, dated the Closing Date.

         5. Conditions Precedent. This Amendment shall be effective upon the occurrence of each of the following:

            (1) Third Amendment. The execution of this Amendment by each of F.Y.I., the Agent, the Co-Agents, the Lenders and New Lender;

            (2) Consents. The execution of a consent to this Amendment by each of the Loan Parties other than the F.Y.I. in the form requested by the Agent, which, among other things, shall reaffirm the Guaranty and Security Agreement, if any, executed by each such Loan Party;

            (3) Notes. A Note duly completed and executed by F.Y.I. and payable to the order of New Lender in the principal amount of its Commitment;


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            (4) Resolutions. Resolutions of the board of directors of F.Y.I.
     certified by its Secretary or an Assistant Secretary or other analogous officer or representative which authorize the execution, delivery and performance by the Loan Parties of this Amendment and such other Loan Documents to be executed in connection herewith to which F.Y.I. or any other Loan Party is to be a party;

            (5) Officers' Certificate. An officers' certificate of F.Y.I. certifying as to the incumbency and signature of each officer of the Loan Parties executing this Amendment and the other Loan Documents to be executed in connection herewith, as to no changes to such Loan Parties' articles or certificates of incorporation, other analogous constitutional documents, or bylaws since the copies thereof most recently certified and delivered to the Agent, and as to the continuing existence and good standing of each Loan Party, such certificate to be dated as of a current date and in form reasonably satisfactory to the Agent and its counsel;

            (6) Payment of Fees and Expenses. F.Y.I. shall have paid all fees and expenses of or incurred by the Agent and its counsel to the extent billed on or before the date hereof and payable pursuant to this Amendment;

            (7) Opinions of Counsel. A favorable opinion of Locke Liddell & Sapp LLP, counsel for the Loan Parties, in form and substance satisfactory to the Agent with respect to F.Y.I. and its Subsidiaries;

            (8) New Lender Commitment Fees. F.Y.I. shall have paid all fees and expenses to Agent on behalf of New Lender as set forth in that certain fee letter dated as of August 12, 1999, between Agent and F.Y.I.; and

            (9) Proceedings Satisfactory. All matters and proceedings taken in connection with this Amendment and the other Loan Documents to be delivered in connection herewith shall be reasonably satisfactory to the Agent and its counsel.

     Borrower shall deliver, or cause to be delivered, to the Agent sufficient counterparts of each agreement, document or instrument to be received by the Agent under this Section 5 to permit the Agent to distribute a copy of the same to each Lender.

         6. Representation and Warranties. F.Y.I. represents and warrants to the Agent and each Lender that:

            (1) The representations and warranties made by F.Y.I. in the Loan Documents, as the same are amended hereby, are true and correct at the time this Amendment is executed and delivered, except to the extent that such representations and warranties are expressly by their terms made only as of the Closing Date or another specified date. F.Y.I. further represents and warrants to the Agent and the Lenders that: (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of F.Y.I. and the



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     other Loan Parties, as appropriate, and will not violate the articles of incorporation or bylaws of F.Y.I. or such other Loan Parties; (ii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default; and (iii) F.Y.I. is in full compliance with all covenants and agreements contained in the Credit Agreement as amended hereby.

         7. Costs. F.Y.I. agrees to pay all reasonable costs incurred in connection with the negotiation, preparation, execution and consummation of this Amendment and the transactions preceding and contemplated by this Amendment including, without limitation, the reasonable fees and expenses of Jenkens & Gilchrist, P.C., counsel to the Agent.

         8. Miscellaneous.

            (1) Headings. Section headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Amendment.

            (2) No Waiver. No failure on the part of the Agent or the Lenders to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under the Loan Documents shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege under the Loan Documents shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            (3) Effect of this Amendment. The Credit Agreement, as amended by this Amendment, shall remain in full force and effect except that any reference therein, or in any other Loan Document, referring to the Credit Agreement, shall be deemed to refer to the Credit Agreement, as amended by this Amendment.

            (4) Governing Law. EXCEPT TO THE EXTENT THAT THE CREDIT AGREEMENT EXPRESSLY PROVIDES OTHERWISE, THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

            (5) Counterparts. This Amendment may be executed by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall be construed as but one and the same Amendment.

            (6) NO ORAL AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE ENTIRE AGREEMENT AMONG THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

                                               F.Y.I.:

                                               F.Y.I. INCORPORATED


                                               By: /s/ TIMOTHY J. BARKER
                                                  -----------------------------
                                                   Timothy J. Barker
                                                   Senior Vice President

                                               LENDERS:

Commitment:                                    PARIBAS, as Agent and a Lender
$30,000,000

                                               By: /s/ CLARK C. KING, III
                                                  -----------------------------
                                               Name: Clark C. King, III
                                                    ---------------------------
                                               Title: Managing Director
                                                     --------------------------


                                               By: /s/ MICHAEL COLIAS
                                                  -----------------------------
                                               Name: Michael Colias
                                                    ---------------------------
                                               Title: Assistant Vice President
                                                     --------------------------


Commitment:                                    BANK OF AMERICA, N.A.,
$30,000,000                                    successor by merger to
                                               NATIONSBANK, N.A.,
                                               as Co-Agent and a Lender


                                               By: /s/ CURTIS C. ANDERSON
                                                  -----------------------------
                                               Name: Curtis C. Anderson
                                                    ---------------------------
                                               Title: Senior Vice President
                                                     --------------------------


Commitment:                                    BANK ONE, TEXAS, N.A.,
$30,000,000                                    as Co-Agent and a Lender


                                               By: /s/ FRED POINTS
                                                  -----------------------------
                                               Name: Fred Points
                                                    ---------------------------
                                               Title: Vice President
                                                     --------------------------



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Commitment:                                    TEXAS CAPITAL BANK,
$10,000,000                                    NATIONAL ASSOCIATION, as a Lender


                                               By: /s/ RUSSELL HARTSFIELD
                                                  -----------------------------
                                               Name:   Russell Hartsfield
                                                    ---------------------------
                                               Title:  Senior Vice President
                                                     --------------------------

Commitment:                                    WELLS FARGO BANK (TEXAS),
$25,000,000                                    NATIONAL  ASSOCIATION,  as a
                                               Lender and as New Lender


                                               By: /s/ CONNOR J. DUFFEY
                                                  -----------------------------
                                               Name: Connor J. Duffey
                                                    ---------------------------
                                               Title: Vice President
                                                     --------------------------


         Each Loan Party (other than F.Y.I.) hereby consents and agrees to this Amendment and agrees that the Guaranty and the Security Agreements (if any) executed by such Loan Party shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with its respective terms.

                        LOAN PARTIES:

                        APS SERVICES ACQUISITION CORP.
                        ACADIAN CONSULTANTS CORP.
                        ADVANCED DIGITAL GRAPHICS, INC.
                        AMERICAN ECONOMICS GROUP ACQUISITION CORP.
                        AMERICAN ECONOMICS GROUP, INC.
                        ASSOCIATE RECORD TECHNICIAN SERVICES ACQUISITION CORP. B&B (BALTIMORE-WASHINGTON) ACQUISITION
                                 CORP.
                        CH ACQUISITION CORP.
                        CALIFORNIA MEDICAL RECORD SERVICE
                                 ACQUISITION CORP.
                        COMPUTER CENTRAL CORPORATION
                        CREATIVE MAILINGS, INC.
                        DATA ENTRY & INFORMATIONAL SERVICES ACQUISITION CORP.



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                        DATA ENTRY & INFORMATIONAL SERVICES, INC.
                        DPAS ACQUISITION CORP.
                        DEBARI ASSOCIATES ACQUISITION CORP.
                        DELAWARE MAJOR ACQUISITION CORP.
                        DELIVEREX ACQUISITION CORP.
                        DELIVEREX SACRAMENTO ACQUISITION CORP.
                        DISC ACQUISITION CORP.
                        DOCTEX ACQUISITION CORP.
                        EAGLE LEGAL SERVICES ACQUISITION CORP.
                        ECONOMIC RESEARCH SERVICES, INC.
                        EDLE ENTERPRISES OF PUERTO RICO, INC.
                        F.Y.I. CORPORATE ACQUISITION CORP.
                        F.Y.I. DIRECT INC.
                        F.Y.I. HEALTHSERVE INCORPORATED
                        F.Y.I. IMAGE INC.
                        F.Y.I. INPUT INC.
                        F.Y.I. INTEGRATION SOLUTIONS INC.
                        F.Y.I. PRINT INC.
                        F.Y.I. RECORDS INC.
                        F.Y.I. STORAGE INC.
                        F.Y.I. INVESTMENTS, INC.
                        HEALTHSERVE V.C. CORP.
                        IMAGENT ACQUISITION CORP.
                        IMC MANAGEMENT, INC.
                        INFORMATION MANAGEMENT SERVICES ACQUISITION CORP. INFORMATION MANAGEMENT SERVICES, INC.
                        INPUT MANAGEMENT, INC.
                        LIFO MANAGEMENT, INC.
                        LEONARD ARCHIVES ACQUISITION CORP.
                        MANAGED CARE PROFESSIONALS ACQUISITION CORP.
                        MANAGED CARE PROFESSIONALS, INC.
                        MAVRICC MANAGEMENT SYSTEMS, INC.
                        MMS ESCROW AND TRANSFER AGENCY, INC.
                        MEDICOPY ACQUISITION CORP.
                        MICRO PUBLICATION SYSTEMS, INC.
                        MICROFILM DISTRIBUTION SERVICES, INC.
                        MICROFILMING SERVICES, INC.
                        MINNESOTA MEDICAL RECORD SERVICE
                                 ACQUISITION CORP.
                        NORTHERN MINNESOTA MEDICAL RECORD
                                 SERVICES ACQUISITION CORP.
                        PENINSULA RECORD MANAGEMENT, INC.
                        PERMANENT RECORDS MANAGEMENT, INC.
                        PMI IMAGING SYSTEMS ACQUISITION CORP.



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                        PMI IMAGING SYSTEMS, INC.
                        QUALITY DATA CONVERSIONS ACQUISITION CORP.
                        QUALITY DATA CONVERSIONS, INC.
                        PREMIER ACQUISITION CORP.
                        QCS INET ACQUISITION CORP.
                        QUALITY COPY ACQUISITION CORP.
                        RAC (CALIFORNIA) ACQUISITION CORP.
                        RESEARCHERS ACQUISITION CORP.
                        ROBERT A. COOK ACQUISITION CORP.
                        RECORDEX ACQUISITION CORP.
                        RUST CONSULTING ACQUISITION CORP.
                        RUST CONSULTING, INC.
                        T.C.H. GROUP, INC.
                        TCH MAILHOUSE, INC.
                        THE RUST CONSULTING GROUP, INC.
                        ZIA INFORMATION ANALYSIS GROUP, INC.
                                (formerly known as ZIA ACQUISITION CORP.)
                        ZIP SHRED CANADA ACQUISITION CORP.
                        ZIPSHRED, INC.
                        NET DATA SERVICES, LTD.



                                            By: /s/ TIMOTHY J. BARKER
                                               ---------------------------------
                                               Timothy J. Barker, Authorized
                                               Officer for each of the
                                               corporations above


                                            INPUT OF TEXAS, L.P. (formerly
                                            known as Input of Texas, Inc.)

                                            By: Input Management, Inc.,
                                                its general partner


                                            By: /s/ TIMOTHY J. BARKER
                                               ---------------------------------
                                               Timothy J. Barker, Vice President



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                                            LIFO SYSTEMS, L.P. (formerly known
                                            as LIFO Systems, Inc.)

                                            By: LIFO Management, Inc.,
                                                its general partner

                                            By: /s/ TIMOTHY J. BARKER
                                               ---------------------------------
                                               Timothy J. Barker, Vice President


                                            PERMANENT RECORDS, L.P. (successor,
                                            by merger, to Texas Medical Record
                                            Service Acquisition Corp. and
                                            Permanent Records Acquisition Corp.)

                                            By: Permanent Records Management,
                                                Inc., its general partner


                                            By: /s/ TIMOTHY J. BARKER
                                               ---------------------------------
                                               Timothy J. Barker, Vice President


                                            IMC, L.P.

                                            By: IMC Management, Inc.,
                                                its general partner


                                            By: /s/ TIMOTHY J. BARKER
                                               ---------------------------------
                                               Timothy J. Barker, Vice President





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